Income Taxes (Notes)	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The effect on the income tax provision and deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. We have provided a valuation allowance on certain federal, foreign, and state NOLs, and other federal, state, and foreign deferred tax assets. NOLs and other federal, state, and foreign deferred tax assets were not deemed realizable based upon the Company’s recent history of taxable losses.
On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act makes broad and complex changes to the U.S. tax code that affected our year ended December 31, 2017, including, but not limited to (1) reducing the U.S. federal corporate tax rate, (2) changing rules related to uses and limitations of net operating loss carryforwards created in tax years beginning after December 31, 2017, (3) bonus depreciation that will allow for full expensing of qualified property, (4) generally eliminating U.S. federal income taxes on dividends from foreign subsidiaries, and (5) a one-time transition tax on the mandatory deemed repatriation of cumulative foreign earnings accumulated post 1986 through 2017 that were previously deferred from U.S. income taxes.
The SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”), which provides guidance for the accounting of the effects of the Tax Act. SAB 118 provides a measurement period that should not be extended past a year from the enactment date for companies to complete the accounting of the Tax Act under ASC Topic 740, Income Taxes (“ASC 740”). Companies that do not complete the accounting under ASC 740 for the tax effects of the Tax Act, must record a provisional estimate of the tax effects of the Tax Act. If a provisional estimate cannot be determined a company should continue to apply ASC 740 based on the tax laws in effect immediately before the enactment of the Tax Act.
At December 31, 2017, the Company has not completed the accounting for the tax effects of the Tax Act; however, the Company has made a reasonable estimate of the effects on the existing deferred tax balances and accrued a provisional income tax benefit of approximately $1.2 billion in the period ended December 31, 2017. The amount of the estimated income tax benefit is (i) $797 million related to the net deferred tax benefit of the corporate rate reduction and (ii) $442 million related to the net deferred tax benefit of deferred tax assets which are now realizable due to the changing rules related to uses and limitations of net operating loss carryforwards created in tax years beginning after December 31, 2017. There is no tax expense related to the one-time transitional tax as the Company does not have a net positive post 1986 accumulated earnings and profits in its foreign subsidiaries.
In order to complete the accounting requirements under ASC 740, the Company needs to (a) evaluate the impact of additional guidance, if any, from the FASB and external providers on its application of ASC 740 to the calculation; (b) evaluate the impact of further guidance from Treasury and/or the Internal Revenue Service on the technical application of the law with regard to our facts; (c) evaluate the impact of further guidance from the state tax authorities regarding their conformity to the provisions of the Tax Act; and (d) complete the analysis of the revaluation of deferred tax assets and liabilities as the Company is still analyzing certain aspects of the Tax Act. The accounting for the tax effects for the Tax Act will be completed in 2018.
The Tax Act also includes provisions for Global Intangible Low-Taxed Income (“GILTI”), which imposes taxes on foreign income in excess of a deemed return on tangible assets of foreign corporations. Because of the complexities of the new provisions, the Company is continuing to evaluate how the provisions will be accounted for under U.S. generally accepted accounting principles. Companies are allowed to make an accounting policy election of either (i) account for GILTI as a component of income tax expense in the period in which the Company is subject to the rules (the “period cost method”), or (ii) account for GILTI in the Company’s measurement of deferred taxes (the “deferred method”). The Company has not elected a method and will do so after completing its analysis of the GILTI provisions of the Tax Act depending on the analysis of the Company’s global income. The Company does not expect the impact of GILTI to be material to the Company’s tax rate in future periods.
We file income tax returns, including returns for our subsidiaries, with federal, state, and foreign jurisdictions. We are under regular and recurring audit by the IRS and various state taxing authorities on open tax positions, and it is possible that the amount of the liability for unrecognized tax benefits could change during the next 12 months.
Components of Income/(Loss) Before Income Taxes from Continuing Operations

	Years Ended December 31,
(In millions)	2017	2016	2015
United States	$(2,374)	$(6,129)	$5,752
Outside of the U.S.	4	(2)	(2)
	$(2,370)	$(6,131)	$5,750
Income Tax Benefit/(Provision)

	Years Ended December 31,
(In millions)	2017	2016	2015
United States
Current
Federal	$148	$(381)	$—
State	(7)	(3)	—
Deferred
Federal	1,835	46	115
State	23	10	(10)
Outside of the U.S.
Current	(4)	1	1
Deferred	—	—	—
	$1,995	$(327)	$106
Allocation of Income Tax Benefit/(Provision)

	Years Ended December 31,
(In millions)	2017	2016	2015
Income tax benefit/(provision) applicable to:
Income/(loss) from continuing operations	$1,995	$(327)	$106
Discontinued operations	—	(730)	(64)
Deconsolidation and restructuring of CEOC and other	—	—	1,176

Effective Income Tax Rate Reconciliation

	Years Ended December 31,
	2017	2016	2015
Statutory tax rate	35.0%	35.0%	35.0%
Increases/(decreases) in tax resulting from:
State taxes, net of federal tax benefit	5.2	0.1	—
Valuation allowance	(17.1)	(22.9)	3.1
Foreign income taxes	(0.1)	—	—
Deferred tax benefit from changes in federal tax law	52.1	—	—
Deconsolidation of CEOC	—	—	(40.3)
Stock-based compensation	(0.2)	(0.8)	0.2
Acquisition of CEOC	36.7	—	—
Reserves for uncertain tax positions	(4.6)	(0.1)	—
Current tax benefit from change in CGP operating agreement	2.4	—	—
Nondeductible restructuring expenses	(25.0)	(16.8)	—
Noncontrolling interests	(0.1)	—	0.1
Other	(0.1)	0.2	0.1
Effective tax rate	84.2%	(5.3)%	(1.8)%

Temporary Differences Resulting in Deferred Tax Assets and Liabilities

	As of December 31,
(In millions)	2017	2016
Deferred tax assets:
State net operating losses	$426	$4
Federal net operating loss	553	51
Foreign net operating loss	17	—
Compensation programs	97	49
Allowance for doubtful accounts	50	19
Self-insurance reserves	10	8
Accrued restructuring and support expenses	—	1,278
Accrued expenses	79	28
Federal tax credits	58	17
Federal indirect tax benefits of uncertain state tax positions	4	5
Financing obligations	2,303	—
Golf course properties’ obligation	30	—
Intangibles	—	39
Debt related items	78	—
Deferred revenue	46	1
Other	10	12
Subtotal	3,761	1,511
Less: valuation allowance	1,513	1,356
Total deferred tax assets	$2,248	$155
Deferred tax liabilities:
Depreciation and other property-related items	$2,560	$1,091
Deferred cancellation of debt income and other debt-related items	—	4
Investment in non-consolidated affiliates	—	910
Intangibles	221	—
Prepaid expenses	24	15
Other	18	—
Total deferred tax liabilities	2,823	2,020
Net deferred tax liability	$575	$1,865

As of December 31, 2017 and 2016, we had federal NOL carryforwards of $2.9 billion and $152 million, respectively. The federal net operating losses as of December 31, 2017 include the net operating losses from the acquisition of OpCo. These NOLs will begin to expire in 2030. In addition, we had federal general business tax credits and research tax credit carryforwards of $60 million, which will begin to expire in 2029. Due to the Company’s recent history of taxable losses, it is more likely than not that the benefit from federal NOL carryforwards and tax credits carryforwards will not be realized. Accordingly, a valuation allowance has been established for our federal NOL carryforwards and tax credits carryforwards deferred tax assets as of December 31, 2017.
NOL carryforwards for our domestic subsidiaries for state income taxes were $8.9 billion and $93 million as of December 31, 2017 and 2016, respectively. The state net operating losses as of December 31, 2017 include the net operating losses from the acquisition of CEOC. Due to the Company’s recent history of taxable losses, it is more likely than not that the benefit from certain state NOL carryforwards will not be realized. Accordingly, we have provided a valuation allowance on the deferred tax assets relating to these NOL carryforwards which will not more likely than not be realized. These state NOLs will begin to expire in 2019.
NOL carryforwards for our foreign subsidiaries were $95 million as of December 31, 2017. There were no NOL carryforwards for our foreign subsidiaries as of December 31, 2016. The foreign net operating losses as of December 31, 2017 include the net operating losses from the acquisition of OpCo. Due to the Company’s recent history of taxable losses, it is more likely than not that the benefit from certain foreign NOL carryforwards will not be realized. Accordingly, we have provided a valuation allowance on the deferred tax assets relating to these NOL carryforwards which will not more likely than not be realized. These foreign NOLs do not expire.
We do not provide for deferred taxes on the excess of the financial reporting over the tax basis in our investments in foreign subsidiaries that are essentially permanent in duration. That excess is estimated to total $70 million as of December 31, 2017. We have not provided for approximately $2 million of deferred tax related to foreign withholding taxes on these unremitted earnings as of December 31, 2017.
Reconciliation of Unrecognized Tax Benefits

	Years Ended December 31,
(In millions)	2017	2016	2015
Balance as of beginning of year	$115	$3	$81
Additions based on tax positions related to the current year	113	113	—
Additions for tax positions of prior years	1	—	—
Reductions for tax positions for prior years	(92)	(1)	—
Deconsolidation of CEOC	—	—	(78)
Acquisition of OpCo	67	—	—
Effect of changes in federal tax law	(42)	—	—
Balance as of end of year	$162	$115	$3

We classify reserves for tax uncertainties within Accrued expenses and other current liabilities and Deferred credits and other liabilities in our Balance Sheets, separate from any related income tax payable or Deferred income taxes. Reserve amounts relate to any potential income tax liabilities resulting from uncertain tax positions as well as potential interest or penalties associated with those liabilities.
We accrue interest and penalties related to unrecognized tax benefits in income tax expense. During 2017, we increased our accrual by $2 million (including the interest from OpCo unrecognized tax benefits acquired in 2017). During 2016, we increased our accrual by $3 million. There was no change to our accrual during 2015. There was an accrual for the payment of interest and penalties of $5 million as of December 31, 2017. There was a $3 million accrual for the payment of interest and penalties as of December 31, 2016, and no accrual for payment of interest and penalties in 2015. Included in the balances of unrecognized tax benefits as of December 31, 2017 and 2016, was approximately $78 million and $17 million, respectively, of unrecognized tax benefits that, if recognized, would impact the effective tax rate. There were no unrecognized tax benefits as of December 31, 2015 that, if recognized, would impact the effective tax rate.
We file income tax returns, including returns for our subsidiaries, with federal, state, and foreign jurisdictions. We are subject to exam by various state and foreign tax authorities. As of December 31, 2017, the tax years prior to 2014 are not subject to examination for U.S. tax purposes. As of December 31, 2017, the tax years prior to 2014 are no longer subject to examination for most of the foreign and state income tax jurisdictions as the statutes of limitations have lapsed.
We believe that it is reasonably possible that the unrecognized tax benefits liability will not materially change within the next 12 months. Audit outcomes and the timing of audit settlements are subject to significant uncertainty. Although we believe that adequate provision has been made for such issues, there is the possibility that the ultimate resolution of such issues could have an adverse effect on our earnings. Conversely, if these issues are resolved favorably in the future, the related provision would be reduced, thus having a favorable impact on earnings.